Ex. 99.28(d)(45)(xxv)

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

(originally, Mellon Capital Management Corporation)

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation (originally, Mellon Capital Management Corporation), a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the following new Funds, Fund name changes, and fee changes for certain Funds, effective June 24, 2019:

New Funds:

1)	JNL/RAFI® Fundamental U.S. Small Cap Fund; and
2)	JNL/RAFI® Multi-Factor U.S. Equity Fund.

Fund Name Changes:

1)	JNL/Mellon Capital Bond Index Fund change to JNL/Mellon Bond Index Fund;
2)	JNL/Mellon Capital Consumer Staples Sector Fund change to JNL/Mellon Consumer Staples Sector Fund;
3)	JNL/Mellon Capital Emerging Markets Index Fund change to JNL/Mellon Emerging Markets Index Fund;
4)	JNL/Mellon Capital Industrials Sector Fund change to JNL/Mellon Industrials Sector Fund;
5)	JNL/Mellon Capital International Index Fund change to JNL/Mellon International Index Fund;
6)	JNL/Mellon Capital Materials Sector Fund change to JNL/Mellon Materials Sector Fund;
7)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund change to JNL/Mellon MSCI KLD 400 Social Index Fund;
8)	JNL/Mellon Capital Real Estate Sector Fund change to JNL/Mellon Real Estate Sector Fund.
9)	JNL/Mellon Capital S&P 1500 Growth Index Fund change to JNL/Mellon S&P 1500 Growth Index Fund;
10)	JNL/Mellon Capital S&P 1500 Value Index Fund change to JNL/Mellon S&P 1500 Value Index Fund;
11)	JNL/Mellon Capital S&P 500 Index Fund change to JNL/Mellon S&P 500 Index Fund;
12)	JNL/Mellon Capital S&P 400 MidCap Index Fund change to JNL/Mellon S&P 400 MidCap Index Fund;
13)	JNL/Mellon Capital Small Cap Index Fund change to JNL/Mellon Small Cap Index Fund;
14)	JNL/Mellon Capital Utilities Sector Fund change to JNL/Mellon Utilities Sector Fund;
15)	JNL/Mellon Capital Pacific Rim 30 Fund change to JNL/RAFI® Fundamental Asia Developed Fund; and
16)	JNL/Mellon Capital European 30 Fund change to JNL/RAFI® Fundamental Europe Fund.

Fee Changes:

1)	JNL/Mellon Capital European 30 Fund, which will be the JNL/RAFI® Fundamental Europe Fund, pursuant to the Fund name change outlined above; and
2)	JNL/Mellon Capital Pacific Rim 30 Fund, which will be the JNL/RAFI® Fundamental Asia Developed Fund, pursuant to the Fund name change outlined above.

Whereas, the Parties have agreed to amend the Agreement, to add the new Funds and its fees, to reflect the Fund name changes, and to update the fees for the Funds outlined above, effective June 24, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated June 24, 2019, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated June 24, 2019, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect, in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective June 24, 2019.

Jackson National Asset Management, LLC		Mellon Investments Corporation (originally, Mellon Capital Management Corporation)

By:	/s/ Mark D. Nerud	By:	/s/ Rose Huening-Clark
Name:	Mark D. Nerud	Name:	Rose Huening-Clark
Title:	President and CEO	Title:	Managing Director

Schedule A

Dated June 24, 2019

Funds
JNL S&P 500 Index Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 1500 Growth Index Fund
JNL/Mellon S&P 1500 Value Index Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon Utilities Sector Fund
JNL/RAFI® Fundamental Asia Developed Fund
JNL/RAFI® Fundamental Europe Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Morningstar Wide Moat Index Fund

A-1

Schedule B

Dated June 24, 2019

(Compensation)

JNL S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Bond Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Consumer Staples Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Emerging Markets Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Industrials Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon International Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Materials Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon MSCI KLD 400 Social Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Real Estate Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon S&P 1500 Growth Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon S&P 1500 Value Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon S&P 400 MidCap Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Small Cap Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Utilities Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Fundamental Asia Developed Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Fundamental Europe Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Fundamental U.S. Small Cap Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Multi-Factor U.S. Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/S&P Competitive Advantage Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/S&P Dividend Income & Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/S&P International 5 Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/S&P Intrinsic Value Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/S&P Mid 3 Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/S&P Total Yield Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/T. Rowe Price Mid-Cap Growth Fund*
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.090%
$50 million to $100 million	0.060%
$100 million to $750 million	0.030%
Over $750 million	0.015%

*Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by Mellon Investments Corporation.

JNL/Vanguard Growth ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Vanguard Moderate ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Vanguard Moderate Growth ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Morningstar Wide Moat Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%